UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: September 16, 2005

(Date of earliest event reported)

Worldwide Restaurant Concepts, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-10711	95-4307254
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

15301 Ventura Blvd., Building B, Suite 300, Sherman Oaks, CA. 91403

(Address of principal executive offices, including zip code)

(818) 662-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 16, 2005, Worldwide Restaurant Concepts, Inc. issued a press release announcing financial results for the first quarter of fiscal year 2005. A copy of the release is attached as Exhibit 99.1 and incorporated by reference herein.

The information on this Report on Form 8-K is furnished pursuant to Item 2.02 Results of Operations and Financial Condition is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 16, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2005	Worldwide Restaurant Concepts, Inc.

	By:	/s/ A. Keith Wall
	Name:	A. Keith Wall
	Title:	Vice President and CFO